UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14C

_____________________________________

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

REBORN COFFEE, INC.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

REBORN COFFEE, INC.
580 N. Berry Street
Brea, CA 92821

NOTICE OF ACTION BY WRITTEN CONSENT OF STOCKHOLDERS
AND INFORMATION STATEMENT

To the Stockholders of Reborn Coffee, Inc.:

The accompanying information statement (the “Information Statement”) is furnished by the Board of Directors (the “Board”) of Reborn Coffee, Inc., a Delaware corporation (the “Company,” “Reborn,” “we,” “us,” and “our”), to inform the holders of record of our common stock, par value $0.0001 per share (“Common Stock”) as of the close of business on May 6, 2026 (the “Record Date”) that the holders of a majority of the voting power of the stock entitled to vote at a meeting of the shareholders, acting by written consent in lieu of a meeting, have approved the issuance of 20% or more of the Company’s outstanding Common Stock pursuant to the securities purchase agreement by and among the Company and certain accredited investors (the “Purchasers”) dated April 29, 2026 (the “Securities Purchase Agreement”). Pursuant to the transaction contemplated by the Securities Purchase Agreement, the Company will issue and sell up to an aggregate of 10,500,000 shares of the Company’s Common Stock at a price of $2.00 per share for an aggregate principal amount of $21,000,000 as part of a private placement to be conducted via multiple closings (the “Securities Offering”).

The Company is subject to the Nasdaq Listing Rules because our Common Stock is currently listed on The Nasdaq Stock Market LLC (“Nasdaq”). The issuance of shares of our Common Stock in connection with the Securities Offering implicate certain of the Nasdaq listing standards (the “Nasdaq Rules”) requiring prior stockholder approval in order to maintain our listing on Nasdaq, as follows:

•        Nasdaq Listing Rule 5635(b) requires stockholder approval when any issuance or potential issuance will result in a “change of control” of the issuer (which may be deemed to occur if as a result of an issuance, an investor or group acquires, or has the right to acquire, 20% or more of the outstanding shares of common stock or voting power of the issuer and such ownership would be the largest ownership position of the issuer). For the purposes of this rule, certain investors may be deemed to be controlling stockholders following the Securities Offering and the issuance of Common Stock.

•        Nasdaq Listing Rule 5635(d) requires stockholder approval prior to a transaction, other than a public offering, involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by officers, directors or substantial stockholders of the issuer, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the closing price immediately preceding the signing of the binding agreement; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement

The Board has therefore concluded that pursuant to the Nasdaq Rules the consent of a majority of the Company’s stockholders (the “Stockholder Consent”) is necessary to proceed with the Securities Offering.

The Information Statement is being furnished to our stockholders as of the Record Date, pursuant to Section 14(c) of the Exchange Act, and the rules thereunder solely for the purpose of informing stockholders of this corporate action before it takes effect. In accordance with Rule 14c-2 under the Exchange Act, the Stockholder Approval is expected to become effective 20 calendar days following the mailing of the Information Statement, or as soon thereafter as is reasonably practicable. The Information Statement will first be mailed to stockholders on or about May 27, 2026.

NO VOTE OR OTHER ACTION OF OUR STOCKHOLDERS
IS REQUIRED IN CONNECTION WITH THE INFORMATION STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

We encourage you to read the Information Statement as it contains important information about the Securities Offering and the Securities Purchase Agreement which is set forth in Exhibit A of the Information Statement.

By Order of the Board of Directors
/s/ Jay Kim
Jay Kim
Co-Chief Executive Officer
May 26, 2026

REBORN COFFEE, INC.
580 N. Berry Street
Brea, CA 92821

INFORMATION STATEMENT
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.
PURPOSE OF INFORMATION STATEMENT

PROPOSAL NO. 1 — PROPOSAL TO APPROVE THE SECURITIES OFFERING, PURSUANT TO THE SECURITIES PURCHASE AGREEMENT, IN COMPLIANCE WITH THE NASDAQ RULES

This Information Statement is furnished by the Board to inform the holders of record of our Common Stock, as of the close of business on the Record Date that the holders of a majority of the voting power of the stock entitled to vote at a meeting of the shareholders, acting by written consent in lieu of a meeting, have approved the Securities Offering as well as the issuance of Common Stock pursuant to the offering.

The Stockholder Consent is sufficient to approve the Securities Offering and the issuance of Common Stock contemplated thereby under Delaware law, the Company’s Bylaws, and its Certificate of Incorporation. The Information Statement is being furnished to our stockholders as of the Record Date, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder solely for the purpose of informing stockholders of this corporate action before it takes effect.

The Information Statement will first be mailed to stockholders on or about May 27, 2026.

VOTING SECURITIES AND CONSENT OF STOCKHOLDERS

At the close of business on the Record Date, there were 8,213,455 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote.

Under the Company’s Bylaws, Certificate of Incorporation, and Delaware law, the holders of a majority of the voting power of the stock entitled to vote at a meeting of the shareholders were required to approve the Securities Offering. On May 6, 2026, the holders of an aggregate of 4,178,365 shares of Common Stock (representing approximately 51% of the outstanding voting stock of the Company), constituting a majority of the voting power of the stock entitled to vote at a meeting of the shareholders, acting by written consent in lieu of a meeting, approved the Securities Offering and the issuance of Common Stock contemplated thereby.

REASONS FOR AND EFFECTS OF THE SECURITIES OFFERING

The Board has determined that the Securities Purchase Agreement and our ability to issue Common Stock to the Purchasers pursuant to the Securities Purchase Agreement is in the best interests of the Company and its shareholders because the Securities Purchase Agreement provided us with capital in exchange for the issuance of equity. Accordingly, we have obtained Shareholder Consent in order to comply with the terms of the Securities Purchase Agreement and the Nasdaq Rules.

The Company is subject to the Nasdaq Listing Rules because our Common Stock is currently listed on The Nasdaq Stock Market LLC (“Nasdaq”). The issuance of shares of our Common Stock in connection with the Securities Offering implicate certain of the Nasdaq listing standards (the “Nasdaq Rules”) requiring prior stockholder approval in order to maintain our listing on Nasdaq, as follows:

•        Nasdaq Listing Rule 5635(b) requires stockholder approval when any issuance or potential issuance will result in a “change of control” of the issuer (which may be deemed to occur if as a result of an issuance, an investor or group acquires, or has the right to acquire, 20% or more of the outstanding shares of common stock or voting power of the issuer and such ownership would be the largest ownership position of the issuer). For the purposes of this rule, certain investors may be deemed to be controlling stockholders following the Securities Offering and the issuance of Common Stock.

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•        Nasdaq Listing Rule 5635(d) requires stockholder approval prior to a transaction, other than a public offering, involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by officers, directors or substantial stockholders of the issuer, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the closing price immediately preceding the signing of the binding agreement; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement

The Board approved and recommended that the Company’s stockholders approve the issuance of 20% or more of the Company’s outstanding Common Stock to the Purchasers pursuant to the Purchase Agreement in compliance with the Nasdaq Rules. In accordance with Rule 14c-2 under the Exchange Act, the approval of the Securities Offering is expected to become effective 20 calendar days following the mailing of the Information Statement, or as soon thereafter as is reasonably practicable.

A copy of the Securities Purchase Agreement is set forth in Exhibit A to the Information Statement.

POTENTIAL CONSEQUENCES IF THE SECURITIES OFFERING WAS NOT APPROVED

If the shareholders did not approve the Securities Offering, the Company would be unable to issue shares of Common Stock in excess of the amount proscribed by the Nasdaq Rules and would therefore be unable to raise the target capital or receive the full scope of contemplated benefits of the Securities Purchase Agreement. Additionally, the Company would need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses. Our ability to successfully implement our business plans and ultimately generate value for our shareholders is dependent on our ability to maximize capital raising opportunities.

To the extent we sell shares under the Securities Purchase Agreement, we currently plan to use any proceeds therefrom to support our principal business initiatives, including flagship store expansion in key metropolitan markets, brand development, working capital, and the continued growth of our multi-channel distribution strategy. The proceeds are also expected to support operational and supply chain capabilities designed to enhance efficiency, execution, and scalability across our expanding platform.

POTENTIAL ADVERSE EFFECTS OF THE SECURITIES OFFERING

Each share of Common Stock that would be issuable to Purchasers would have the same rights and privileges as each of our currently outstanding shares of Common Stock. The issuance of Common Stock to the Purchasers pursuant to the terms of the Securities Purchase Agreement will not affect the rights of the holders of our outstanding shares of Common Stock, but such issuances will have a substantial dilutive effect on our existing shareholders, including the voting power and economic rights of existing shareholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our Common Stock issuable to the Purchasers could adversely affect prevailing market prices of our Common Stock.

INTERESTS OF CERTAIN PARTIES IN THE MATTERS ACTED UPON

No director, executive officer, or associate of any officer, director or executive officer, has any interest, direct or indirect, by security holdings or otherwise, in the approval of the Securitas Offering or share issuances referenced herein which is not shared by the majority of the stockholders.

COSTS OF THIS INFORMATION STATEMENT

We will pay all costs associated with the distribution of the Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding Common Stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of the Record Date. Percentage of ownership is based on 8,213,455 shares of Common Stock outstanding as of the Record Date. Unless otherwise indicated, the business address of each person in the table below is c/o Reborn Coffee, Inc., 580 N. Berry Street, Brea, CA 92821. No shares identified below are subject to a pledge.

Name and Address of Beneficial Owner	Number of Shares of Reborn Common Stock Beneficially Owned	% of Class
Five Percent Holders of Reborn
Arena Investors, LP(1)	911,592	9.99%
Directors and Named Executive Officers of Reborn
Charles C. Jeong, Director	1,192,661	14.5%
Jay Kim, Co-Chief Executive Officer, Chief Financial Officer, and Director	522,057	6.4%
Farooq M. Arjomand, Chairman of Board	633,165	7.7%
Dennis R. Egidi, Director	578,868	7.0%
Jung Jae Lim, Co-Chief Executive Officer and Director	—	—
Mi Jeong Lee, Director	—	—
Alex Yeon, Director	—	—
All Directors and Executive Officers of Reborn as a Group (7 individuals)	2,926,751	35.6%

____________

(1)      The business address of this stockholder is 2500 Westchester Avenue, Suite 401, Purchase, New York 10577. Arena Investors, LP (“Arena”) filed a Schedule 13G/A on August 14, 2025, disclosing the beneficial ownership of shares of our common stock underlying derivative securities. The derivative securities may not convert or be exercised, and we may not issue or sell any our shares of common stock to Arena, when aggregated with all other our common stock then beneficially owned by Arena, would cause Arena’s beneficial ownership of our shares of common stock to exceed 9.99% (the “Beneficial Ownership Limitation”). Due to the Beneficial Ownership Limitation, notwithstanding the maximum number of shares and percentage reflected above, Arena’s beneficial ownership of our shares of common stock at any time will not exceed 9.99% of our outstanding shares of common stock, or 911,592 shares based on our shares of common stock outstanding as of the Record Date, plus the issuance of such 911,592 shares. The Schedule 13G/A filed on August 14, 2025 was filed by: (i) Arena, who serves as subadvisor to Arena Global (as defined below) and as investment manager to ASOFM2 and ASOPIII (each as defined below); (ii) Arena Investors GP, LLC, who serves as the general partner of the Arena (the “IM General Partner”); (iii) Arena Business Solutions Global SPC II, LTD (“Arena Global”); (iv) Arena Special Opportunities (Offshore) Master II, LP (“ASOFM2”); (v) Arena Special Opportunities Partners (Offshore) GP II, LLC, who serves as the general partner of ASOFM2 (the “ASOFM2 General Partner”); (vi) Arena Special Opportunities Partners III, LP (“ASOPIII”; and collectively with Arena Global and ASOFM2, the “Arena Funds”); and (vii) Arena Special Opportunities Partners III GP, LLC, who serves as the general partner of ASOPIII (the “ASOPIII General Partner”). The Arena Funds are private investment vehicles and directly beneficially own the common stock reported in the Schedule 13G/A Arena and the IM General Partner may be deemed to beneficially own the common stock directly beneficially owned by the Arena Funds. The ASOFM2 General Partner may be deemed to beneficially own the common stock directly beneficially owned by ASOFM2. The ASOPIII General Partner may be deemed to beneficially own the common stock directly beneficially owned by ASOPIII. Each reporting person disclaims beneficial ownership with respect to any common stock other than the common stock directly beneficially owned by such reporting person.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the Information Statement with respect to two or more stockholders sharing the same address by delivering a single Information Statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

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A number of brokers with account holders who are stockholders will be “householding” this Information Statement. A single Information Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you are a beneficial owner of shares held in “street name,” if, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate communication, or if you and others in your household currently receive multiple copies of communications at your addresses and would like to request “householding” of those communications, please notify your broker. In addition, the Company will promptly deliver a separate copy of the Information Statement upon request by mail at 580 N. Berry Street Brea, CA 92821, or by telephone at (714) 784-6369.

NO INCORPORATION BY REFERENCE

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. This Information Statement includes several website addresses or references to additional company reports found on those websites. These website addresses are intended to provide inactive, textual references only. The information on these websites, including the information contained in those reports, is not part of this Information Statement and is not incorporated by reference.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains forward looking statements that involve risks and uncertainties. All statements other than statements of historical fact contained in this Information Statement, including statements regarding the actual funding of the Securities Offering, the actual application of any of the proceeds of the Securities Offering, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “may,” “plan,” or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Information Statement. Before you invest in our securities, you should be aware that the occurrence of the events described in this Information Statement could negatively affect our business, operating results, financial condition and stock price. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Information Statement to conform our statements to actual results or changed expectations.

ADDITIONAL INFORMATION

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is available free of charge at the SEC’s website at www.sec.gov, on our website at https://reborncoffee.com/ or upon written request to us at c/o Corporate Secretary, Reborn Coffee, Inc., 580 N. Berry Street Brea, CA 92821.

By Order of the Board of Directors
/s/ Jay Kim
Jay Kim
Co-Chief Executive Officer
May 26, 2026

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Exhibit A

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement,” as the same may hereafter be modified, supplemented, extended, amended, restated, or amended and restated from time to time), is entered into and made effective as of [date], 2026 (the “Effective Date”), by and among Reborn Coffee, Inc., a Delaware corporation (the “Company”), and certain investors each executing this Agreement separately and whose name and investment details are set forth on the signature pages hereto (each an “Investor” and collectively, the “Investors”).

RECITALS

WHEREAS, the Company and each Investor are executing this Agreement in reliance upon the exemption from securities registration afforded by Rule 903 of Regulation S (“Regulation S”) of the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the Company desires to issue and sell to each Investor, and each Investor, desires to purchase from the Company, with each Investor’s investment amount set out on the signature page hereto by each Investor in this Agreement, an aggregate of up to 10,500,000 shares (the “Shares”) of common stock, $0.0001 par value per share, of the Company (“Common Stock”), in accordance with the terms and conditions of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, each intending to be legally bound, agree as follows:

ARTICLE I

RECITALS

The foregoing recitals are true and correct and, together with the Exhibits referred to hereafter, are incorporated into this Agreement by this reference.

ARTICLE II

DEFINITIONS

For purposes of this Agreement, except as otherwise expressly provided or otherwise defined elsewhere in this Agreement, or unless the context otherwise requires, the capitalized terms in this Agreement shall have the meanings assigned to them in this Article as follows:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Agreement” shall have the meaning ascribed to such term in the Preamble.

“Applicable Laws” shall have the meaning ascribed to such term in Section 6.11.

“Assets” means all of the properties and assets of the Company and its Subsidiaries (as defined below), whether real, personal or mixed, tangible or intangible, wherever located, whether now owned or hereafter acquired.

“Authorizations” shall have the meaning ascribed to such term in Section 6.11.

“Beneficial Ownership Maximum” shall have the meaning ascribed to such term in Section 4.3.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States, or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Charter” shall have the meaning ascribed to such term in Section 6.6.

“Claims” means any Proceedings, Judgments, Obligations, known threats, losses, damages, deficiencies, settlements, assessments, charges, costs and expenses of any nature or kind.

“Closing” means the closing of the purchase and sale of the Shares pursuant to Section 4.2.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Investor’s obligations to pay the Investment Amount and (ii) the Company’s obligations to deliver the Shares, in each case, have been satisfied or waived, or as the parties otherwise mutually agree.

“Common Stock” shall have the meaning ascribed to such term in the Recitals.

“Company” shall have the meaning ascribed to such term in the Preamble.

“Contract” means any written contract, agreement, order, or commitment of any nature whatsoever, including, any sales order, purchase order, lease, sublease, license agreement, services agreement, loan agreement, mortgage, security agreement, guarantee, management contract, employment agreement, consulting agreement, partnership agreement, shareholders agreement, buy-sell agreement, option, warrant, debenture, subscription, call, or put.

“Effective Date” shall have the meaning ascribed to such term in the Preamble.

“Encumbrance” means any lien, security interest, pledge, mortgage, easement, leasehold, assessment, tax, covenant, restriction, reservation, conditional sale, prior assignment, or any other encumbrance, claim, burden, or charge of any nature whatsoever.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Financial Statements” shall have the meaning ascribed to such term in Section 6.13.

“GAAP” means generally accepted accounting principles, methods, and practices set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, and statements and pronouncements of the Financial Accounting Standards Board, the SEC or of such other Person as may be approved by a significant segment of the U.S. accounting profession, in each case as of the date or period at issue, and as applied in the U.S. to U.S. companies.

“Governmental Authority” means any foreign, federal, state, or local government, or any political subdivision thereof, or any court, agency or other body, organization, group, stock market, or exchange exercising any executive, legislative, judicial, quasi-judicial, regulatory, or administrative function of government.

“Indemnified Party” shall have the meaning ascribed to such term in Section 10.3.

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 6.15.

“Investment Amount” shall have the meaning ascribed to such term in Section 4.1.

“Investor” shall have the meaning ascribed to such term in the Preamble.

“Investor Party” shall have the meaning ascribed to such term in Section 10.2.

“Judgment” means any final order, writ, injunction, fine, citation, award, decree, or any other judgment of any nature whatsoever of any Governmental Authority.

“Law” means any provision of any law, statute, ordinance, code, constitution, charter, treaty, rule, or regulation of any Governmental Authority applicable to the Company.

“Losses” shall have the meaning ascribed to such term in Section 10.2.

“Material Adverse Change” shall have the meaning ascribed to such term in Section 6.12.

“Material Adverse Effect” shall have the meaning ascribed to such term in Section 6.1.

“Nasdaq” means The Nasdaq Stock Market LLC.

“Obligation” means any debt, liability, or obligation of any nature whatsoever, whether secured, unsecured, recourse, nonrecourse, liquidated, unliquidated, accrued, absolute, fixed, contingent, ascertained, unascertained, known, unknown, or obligations under executory Contracts.

“PCAOB” shall have the meaning ascribed to such term in Section 6.8.

“Permits” shall have the meaning ascribed to such term in Section 6.14.

“Person” means any individual, sole proprietorship, joint venture, partnership, company, corporation, association, cooperation, trust, estate, Governmental Authority, or any other entity of any nature whatsoever.

“Principal Trading Market” shall mean The Nasdaq Capital Market.

“Proceeding” means any demand, claim, suit, action, litigation, investigation, audit, study, arbitration, administrative hearing, or any other proceeding of any nature whatsoever.

“SEC” means the United States Securities and Exchange Commission.

“SEC Documents” means all reports, schedules, forms, statements, and other documents filed under the Securities Act and the Exchange Act by the Company with the SEC to the date hereof, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein.

“Securities Act” shall have the meaning ascribed to such term in the Recitals.

“Share” or “Shares” means that number of shares of Common Stock set forth below such Investor’s name on such Investor’s signature page to this Agreement and issuable to each Investor pursuant to this Agreement, with an aggregate of 10,500,000 shares of Common Stock offered and issuable by the Company to all Investors.

“Share Purchase Price” means $2.00 per Share, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Effective Date.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing shares of Common Stock).

“Tax” means (i) any foreign, federal, state or local income, profits, gross receipts, franchise, sales, use, occupancy, general property, real property, personal property, intangible property, transfer, fuel, excise, accumulated earnings, personal holding company, unemployment compensation, social security, withholding taxes, payroll taxes, or any other tax of any nature whatsoever, (ii) any foreign, federal, state, or local organization fee, qualification fee, annual report fee, filing fee, occupation fee, assessment, rent, or any other fee or charge of any nature whatsoever, or (iii) any deficiency, interest, or penalty imposed with respect to any of the foregoing.

“Trading Day” means a day on which the principal Trading Market in the United States is open for trading.

“Transaction Documents” means this Agreement and the other documents related to the transactions contemplated by this Agreement.

“Transfer Agent” means Securities Transfer Corporation, the current transfer agent of the Company and any successor transfer agent of the Company.

ARTICLE III
INTERPRETATION

In this Agreement, unless the express context otherwise requires: (i) the words “herein,” “hereof,” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) references to the words “Article” or “Section” refer to the respective Articles and Sections of this Agreement, and references to “Exhibit” refer to the Exhibits annexed hereto; (iii) references to a “party” mean a party to this Agreement and include references to such party’s permitted successors and permitted assigns; (iv) references to a “third party” means a Person not a party to this Agreement; (v) the terms “dollars” and “$” means U.S. dollars; (vi) wherever the word “include,” “includes,” or “including” is used in this Agreement, it will be deemed to be followed by the words “without limitation.”

ARTICLE IV
PURCHASE AND SALE

4.1 Sale and Issuance of Shares. Subject to the terms and conditions of this Agreement, each Investor agrees to purchase, and the Company agrees to sell and issue to each Investor, the Shares in the respective amount (“Investment Amount”) as set forth below such Investor’s name on the Investor’s signature page to this Agreement at the per share price equal to the Share Purchase Price. Certain Investors shall remit payment of the Investment Amount in United States Dollars (USD).

4.2 Closings. As, according to Nasdaq Rules, majority shareholder approval is required for certain amounts of the Offering, the Company plans to conduct two Closings of the Offering as follows:

(a) Closing on the sale of 1,400,000 Shares at the Share Purchase Price for gross aggregate proceeds of $2,800,000 upon the filing and receipt of no objections from Nasdaq of a Listing of Additional Shares Notification (the “First Closing”); and

(b) Closing on the sale of up to 9,100,000 Shares at the Share Purchase Price for gross aggregate proceeds of $18,200,000 upon the receipt of shareholder approval as required by Nasdaq Rules (the “Second Closing” and collectively with the First Closing, the “Closings”).

On each Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Investors, severally and not jointly, agree to purchase, the Shares at the Share Purchase Price. The Company shall deliver to each Investor its respective Shares as determined pursuant to Section 4.4, and the Company and each Investor shall deliver the other items set forth in Section 4.4 deliverable at the Closings. The failure of any Investor to deliver its Investment Amount shall not prevent a Closing from occurring with respect to the Company and the other Investors who have performed their obligations hereunder. Upon satisfaction of the covenants and conditions set forth in this Agreement, each Closing shall take place at 580 N. Berry Street, Brea, California 92821 or another location, including remotely by electronic transmission.

4.3 Beneficial Ownership Maximum. Notwithstanding anything to the contrary herein and an Investor’s Investment Amount set forth on the signature pages attached hereto, the number of Shares purchased by an Investor (and its Affiliates) hereunder shall not, when aggregated with all other shares of Common Stock owned by such Investor (and its Affiliates) at such time, result in such Investor beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act) in excess of 4.99% of the then issued and outstanding shares of Common Stock outstanding at the Closing (the “Beneficial Ownership Maximum”). To the extent that a Purchaser’s beneficial ownership of the Shares would otherwise be deemed to exceed the Beneficial Ownership Maximum, such Purchaser’s Investment Amount shall automatically be reduced as necessary in order to comply with this paragraph.

4.4 Form of Payment; Delivery. Payments for the Investment Amount will be made by each Investor by wire transfer of immediately available funds into the bank account designated by the Company and the Company shall issue the Shares, to each Investor, subject to the terms and conditions of this Agreement.

4.5 Deliveries.

(a) On or prior to each Closing Date, subject to the conditions precedent in Section 8.1 and 8.2, the Company shall deliver or cause to be delivered to each Investor the following:

(i) this Agreement duly executed by the Company; and

(ii) a copy of the Company’s instructions to the Transfer Agent instructing the Transfer Agent to deliver evidence of the issuance of such Purchaser’s Shares hereunder as held in DRS book-entry form by the Transfer Agent and registered in the name of such Investor, which evidence shall be reasonably satisfactory to such Investor; and

(b) On or prior to each Closing Date, subject to the conditions precedent in Section 8.1 and 8.3, each Investor shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by such Investor; and

(ii) such Investor’s Investment Amount.

ARTICLE V
INVESTOR’S REPRESENTATIONS AND WARRANTIES

Each Investor represents and warrants to the Company, that the statements contained in this Article V are true and correct as of the Effective Date and each Closing Date:

5.1 Investment Purpose. Each Investor is acquiring the Shares for their own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representations herein, each Investor reserves the right to dispose of the Shares at any time in accordance with or pursuant to an effective registration statement covering such Shares or an available exemption under the Securities Act. Each Investor acknowledges that a legend will be placed on the certificates representing the Shares in the following form:

THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE “RESTRICTED SECURITIES” AS THAT TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT. SUCH SHARES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE REASONABLE SATISFACTION OF COUNSEL TO THE ISSUER.

5.2 Non-U.S. Person Status. Each Investor represents and warrants to the Company, at the time the purchase was originated, as of the date hereof, at the time such Investor was or is offered the Shares and as of the Closing Date, it has been and will continue to be, as follows: (i) the Investor is not a U.S. person as that term is defined under Regulation S promulgated under the Securities Act; (ii) the Investor was outside the United States and is outside of the United States as of the date of the execution and delivery of this Agreement; (iii) the Investor is purchasing the Shares for their own account and not on behalf of any U.S. person, and the sale has not been pre-arranged with a purchaser in the United States; and (iv) the Investor is purchasing the Shares in an “offshore transaction” as defined in Regulation S promulgated under the Securities Act. The Company has relied upon and will continue to rely upon the accuracy of the foregoing representation by the Investor without any misstatement or omission, in making the determinations as to the exemption from registration of the Shares set forth herein. The Investor explicitly acknowledges and agrees that any misstatement or omission with respect to the Investor’s non-U.S. person status may result in the Company’s reliance being invalid, and that the Investor shall indemnify the Company for any losses, damages or liabilities arising from such misstatements or omissions.

5.3 Reliance on Exemptions; Opinion. Each Investor understands that (1) the offering of the Shares has not and will not be registered under the Securities Act, (2) the Shares will be “restricted securities” (as that term is defined under Rule 144(a)(3) of the Securities Act and such Shares may not be resold unless they are registered under the Securities Act or an exemption from registration is available), (3) the Shares are being offered and sold to each Investor in reliance on specific exemptions from the registration requirements of United States federal and state securities Laws, and (4) the Company is relying in part upon the truth and accuracy of, and each Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of each Investor set forth herein in order to determine the availability of such exemptions and the eligibility of each Investor to acquire the Shares.

5.4 Information. Each Investor has been furnished with all materials relating to the business, finances, and operations of the Company and other information each Investor deemed material to making an informed investment decision regarding its purchase of the Shares which have been requested by each Investor. Each Investor acknowledges that Investor has reviewed the SEC Documents (as defined below), which are available on the SEC’s website (www.sec.gov) at no charge to each Investor. Each Investor acknowledges that the Investor may retrieve all SEC Documents from such website and each Investor’s access to such SEC Documents through such website shall constitute delivery of the SEC Documents to each Investor. Each Investor and Investor’s advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Each Investor has sought such accounting, legal, and tax advice as Investor has considered necessary to make an informed investment decision with respect to its acquisition of the Shares. Without limiting the foregoing, each Investor has carefully considered the potential risks relating to the Company and a purchase of the Shares, including those risks described in the SEC Documents, and Investor fully understands that the Shares are a speculative investment that involves a high degree of risk of loss of each Investor’s entire investment.

5.5 No Governmental Review. Each Investor understands that no United States federal or state Governmental Authority has passed on or made any recommendation or endorsement of the Shares, or the fairness or suitability of the investment in the Shares, nor have such Governmental Authorities passed upon or endorsed the merits of the offering of the Shares.

5.6 Authorization, Enforcement. This Agreement has been duly and validly authorized, executed, and delivered on behalf of each Investor and is a valid and binding agreement of each Investor, enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, and other similar Laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

5.7 Organization and Authority of Investor. Each Investor is an individual or is an entity duly organized, validly existing, and in good standing under the laws of its jurisdiction of formation or incorporation. Each Investor has all necessary power and authority to enter into this Agreement, to carry out their obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by each Investor of this Agreement, the performance by each Investor of their obligations hereunder, and the consummation by each Investor of the transactions contemplated hereby have been duly authorized by all requisite action on the part of each Investor.

5.8 No Conflicts; Consents. The execution, delivery, and performance by the Investor of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not: (i) violate or conflict with any provision of the certificate of formation, limited liability company agreement, or other governing documents of the Investor; (ii) violate or conflict with any provision of any Law or Governmental Authority applicable to the Investor; (iii) require the consent, notice, or other action by any Person under, violate or conflict with, or result in the acceleration of any agreement to which Investor is a party; or (iv) require any consent, permit, Governmental Authority’s order, filing, or notice from, with or to any Governmental Authority; except, in the cases of clauses (ii) and (iii), where the violation, conflict, acceleration, or failure to obtain consent or give notice would not have a material adverse effect on each Investor’s ability to consummate the transactions contemplated hereby and, in the case of clause (iv), where such consent, permit, Governmental Authority’s order, filing, or notice which, in the aggregate, would not have a material adverse effect on each Investor’s ability to consummate the transactions contemplated hereby.

5.9 Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, the Investor has not, nor has any Person acting on behalf of or pursuant to any understanding with the Investor, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that the Investor first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms, which terms include definitive pricing terms, of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Other than to other Persons party to this Agreement or to the Investor’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents, and Affiliates, the Investor has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares order to effect Short Sales or similar transactions in the future.

5.10 Independent Advice. Each Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to each Investor in connection with the purchase of the Shares constitutes legal, tax, or investment advice.

5.11 No Brokers or Finders. Except as previously disclosed to the Company prior to the date of this Agreement, neither such Investor nor any of its Affiliates has retained, utilized, or been represented by, or otherwise become obligated to, any broker, placement agent, financial advisor, or finder in connection with the transactions contemplated by this Agreement whose fees the Company would be required to pay.

5.12 No Reliance. The Investor acknowledges and agrees that (i) neither of the Company or its Subsidiaries nor any Person on behalf of the Company or its Subsidiaries is making any representations or warranties whatsoever, express or implied, beyond those expressly made by the Company in this Agreement and (ii) the Investor has not relied upon, any other representations or warranties, express or implied, including as to the accuracy of any information, including, without limitation, any SEC Documents or investor presentations, provided to the Investor.

5.13 Accredited Investor. Each Investor (i) is a sophisticated investor with knowledge and experience in business and financial matters and (ii) is an “Accredited Investor” as set forth in Regulation D promulgated under the Securities Act.

ARTICLE VI
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the SEC Documents, the Company hereby makes the following representations and warranties to each Investor as of the Effective Date and the Closing Date:

6.1 Organization. The Company has been duly incorporated and is validly existing as a domestic Company and is in good standing under the laws of Delaware as of the date hereof, and each Subsidiary is duly qualified to do business and is in good standing in each other jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document; (ii) a material adverse effect on the results of operations, assets, business, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole; or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii), or (iii), a “Material Adverse Effect”); provided that a change in the market price or trading volume of the Common Stock alone shall not be deemed, in and itself, to constitute a Material Adverse Effect.

6.2 Subsidiaries. All direct and indirect Subsidiaries of the Company are duly organized and in good standing under the laws of the place of organization or incorporation, and each Subsidiary is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have reasonably be expected to result in a Material Adverse Effect.

6.3 Capitalization. The capitalization of the Company as of December 31, 2025, as set forth in the SEC Documents is complete and accurate in all material respects. The description of the securities of the Company in the SEC Documents is complete and accurate in all material respects. Except as set forth in the SEC Documents of the date referred to therein, there are no stock options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued shares of Common Stock of the Company, or any security convertible or exercisable into shares of Common Stock of the Company, or any contracts or commitments to issue or sell shares of Common Stock or any such options, warrants, rights, or convertible securities.

6.4 Valid Issuance of Outstanding Securities. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid; the holders thereof have no rights of rescission with respect thereto, and to the knowledge of the Company, are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The authorized shares of Common Stock conform in all material respects to all statements relating thereto contained in the SEC Documents. The offers and sales of the outstanding shares of Common Stock were at all relevant times either registered under the Securities Act or based in part on the representations and warranties of the purchasers of such shares, exempt from such registration requirements.

6.5 Authorization; Enforceability. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof. This Agreement has been duly authorized, executed, and delivered by the Company and is a legal, valid, and binding agreement of the Company enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting creditors’ rights generally and by general equitable principles.

6.6 No Conflicts. The execution, delivery and performance by the Company of this Agreement and all ancillary documents, the consummation by the Company of the transactions herein and therein contemplated, and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a material breach of, or conflict with any of the terms and provisions of, or constitute a material default under, or result in the creation, modification, termination, or imposition of any lien, charge, or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which the Company is a party; (ii) result in any material violation of the provisions of the Company’s

Certificate of Incorporation and all amendments thereto (as the same may be amended or restated from time to time, the “Charter”) of the Company; or (iii) violate any existing applicable law, rule, regulation, judgment, order, or decree of any Governmental Authority as of the date hereof that will result in a Material Adverse Effect.

6.7 Issuance of Shares. The Shares have been duly authorized for issuance and sale and, when issued and paid for in accordance with the terms hereof, will be validly issued and fully paid; to the knowledge of the Company, the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Shares are not subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance, and sale of the Shares has been duly and validly taken. Assuming the accuracy of the representations and warranties of each Investor set forth in Article V above, the offer and sale by the Company of the Shares is exempt from: (i) the prospectus delivery requirements of the Securities Act; and (ii) the registration and/or qualification provisions of all applicable state and provincial securities and “blue sky” laws.

6.8 Independent Registered Public Accounting Firm. To the knowledge of the Company, BCRG Group, the auditor of the Company, whose report is filed with the SEC as part of the SEC Documents, is a registered independent public accounting firm as required by the Securities Act and the Securities Act Regulations and the Public Company Accounting Oversight Board (the “PCAOB”).

6.9 Enforceability of Agreements. All agreements between the Company and third parties expressly referenced in the SEC Documents, to the knowledge of the Company, are legal, valid, and binding Obligations of the Company enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization, or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

6.10 No Violation or Default. No default exists in the due performance and observance of any term, covenant, or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan, or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject, and the Company is not in violation of any term or provision of its Charter, or in violation of any franchise, license, permit, applicable law, rule, regulation, judgment, or decree of any Governmental Authority, except for any such violation or default that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

6.11 Compliance with Laws. Except as disclosed in the SEC Documents, the Company (i) is and at all times has been in material compliance with all statutes, rules, or regulations applicable to Company’s business (“Applicable Laws”); (ii) has not received any notice of adverse finding, warning letter, untitled letter, or other correspondence or notice from any other governmental authority alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits, and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (iii) possesses all material Authorizations and such Authorizations are valid and in full force and effect and are not in material violation of any term of any such Authorizations; (iv) has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration, or other action from any governmental authority or third party alleging that any business operation or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that any such governmental authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation, or proceeding; (v) has not received notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify, or revoke any Authorizations and has no knowledge that any such governmental authority is considering such action; and (vi) has filed, obtained, maintained, or submitted all material reports, documents, forms, notices, applications, records, claims, submissions, and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions, and supplements or amendments were complete and correct on the date filed (or were corrected or supplemented by a subsequent submission), except, in the case of each of clauses (i) and (iii) above, for any such non-compliance or violation that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and in the case of each of clauses (ii), (iv), (v), and (vi), for any notice or otherwise that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

6.12 No Material Adverse Change. Subsequent to December 31, 2025 and except as otherwise disclosed in the SEC Documents: (i) there has been no material adverse change in the financial position or results of operations of the Company, nor any change or development that, singularly or in the aggregate, would involve a material adverse change or a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets, or prospects of the Company (a “Material Adverse Change”); and (ii) no officer or director of the Company has resigned from any position with the Company.

6.13 Financial Statements. The financial statements included in the SEC Documents, including the notes thereto and supporting schedules included in the SEC Documents (the “Financial Statements”), fairly present, in all material respects and to the Company’s knowledge, the financial position and the results of operations of the Company at the dates and for the periods to which they apply.

6.14 Consents and Permits. Except as described in the SEC Documents, the Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates, and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business purpose as described in the SEC Documents (collectively, “Permits”), except for such Permits the failure of which to possess, obtain, or make the same would not reasonably be expected to result in a Material Adverse Effect.

6.15 Intellectual Property Rights. The Company and each of its Subsidiaries own or possess or have valid rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets, and similar rights (“Intellectual Property Rights”) necessary for the conduct of the business of the Company and its Subsidiaries as currently carried on and as described in the SEC Documents, except where the failure to own, possess, or have such Intellectual Property Rights would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

6.16 Certain Market Activities. The Company has not taken, directly or indirectly, any action designed to, or that might be reasonably expected to cause or result in, stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Shares.

6.17 Taxes. Each of the Company and its Subsidiaries has filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof, and each of the Company and its Subsidiaries has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company or such respective Subsidiary, except where the failure to file such returns or pay such taxes would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the SEC Documents are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. The term “taxes” mean all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.

6.18 Accounting Controls. Except as disclosed in the SEC Documents, the Company is not aware of any material weaknesses in its internal controls.

6.19 Sarbanes-Oxley Act. Except as otherwise disclosed in the SEC Documents, there is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder. Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act respecting all reports, schedules, forms, statements, and other documents required to be filed by it or furnished by it to the SEC. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” will have the meanings given to such terms in the Sarbanes-Oxley Act.

6.20 No Labor Disputes. No labor dispute with the employees of the Company or any of its Subsidiaries, which are expected to result in a Material Adverse Effect, exists or is, to the Company’s knowledge, imminent.

6.21 Investment Company Act. The Company is not and, will not be, either after receipt of payment for the Shares or after the application of the proceeds therefrom as described under “Use of Proceeds” in this Agreement, required to register as an “investment company,” as defined in the Investment Company Act of 1940, as amended.

6.22 Related-Party Transactions. There are no business relationships or related party transactions involving the Company or any other person required to be described in the SEC Documents that have not been described as required under Regulation S-K.

6.23 Employment Matters. The Company is in material compliance with all applicable Laws pertaining to employment and employment practices to the extent they relate to employees of the Company.

6.24 No Brokers or Finders. None of the Company or any of its Subsidiaries has retained, utilized, or been represented by, or otherwise become obligated to, any broker, placement agent, financial advisor, or finder in connection with the transactions contemplated by any of the Transaction Documents whose fees the Investors would be required to pay.

ARTICLE VII
COVENANTS

7.1 Best Efforts. Each party shall use its best efforts to timely satisfy each of the conditions as provided in Articles VIII and IX of this Agreement prior to each Closing Date.

7.2 Affirmative Covenants.

(a) Reporting Status; Listing. Until the earlier of six months from the date hereof or when the Shares are no longer registered in the names of each Investor on the books and records of the Company, the Company shall: (i) file in a timely manner all reports required to be filed under the Securities Act, the Exchange Act, or any securities Laws and regulations thereof applicable to the Company of any state of the United States, or by the rules and regulations of the Principal Trading Market, and, if not otherwise publicly available, to provide a copy thereof to an Investor upon request; (ii) not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination unless in connection with a Sale Event (as defined below); (iii) if required by the rules and regulations of the Principal Trading Market, promptly secure the listing of any of the Shares upon the Principal Trading Market (subject to official notice of issuance) and, take all action under its control to maintain the continued listing, quotation, and trading of its Common Stock on the Principal Trading Market, and the Company shall comply in all material respects with the Company’s reporting, filing, and other Obligations under the bylaws or rules of the Principal Trading Market and such other Governmental Authorities, as applicable.

(b) Public Disclosure of Investors. The Company shall not publicly disclose the name of each Investor, or include the name of each Investor in any filing with the SEC or any regulatory agency or Principal Trading Market, without the prior written consent of such Investor except: (i) as required by federal securities law; or (ii) to the extent such disclosure is required by Law or Principal Trading Market regulations, in which case the Company shall provide Investors with prior written notice of such disclosure permitted under this clause (b)(ii).

7.3 Certain Transactions and Confidentiality. Each Investor covenants that neither they nor any Affiliate acting on their behalf or pursuant to any understanding with them will execute any purchases or sales, including Short Sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced. Each Investor covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, the Investor will maintain the confidentiality of the existence and terms of this transaction (other than as disclosed to its legal and other representatives).

7.4 Transfer Restrictions.

(a) Each Investor explicitly understands that the Shares are “restricted securities” and may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement or Rule 144, to the Company, to an Affiliate of a Investor, in accordance with Regulation S, the Company shall have the right to require the transferor thereof to provide to the Company an opinion of counsel acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

(b) The Purchasers agree to the imprinting, so long as is required by applicable law and regulation, of a legend on any of the Shares in substantially the following form:

THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE “RESTRICTED SECURITIES” AS THAT TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT. SUCH SHARES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE REASONABLE SATISFACTION OF COUNSEL TO THE ISSUER.

ARTICLE VIII
CONDITIONS PRECEDENT

8.1 Conditions Precedent of Company and Investors. The obligations of the Company and each of the Investors in connection with each Closing are subject to the satisfaction of the following conditions:

(a) The Company shall have obtained all governmental, regulatory, or third-party consents and approvals necessary for the sale of the Shares, specifically including but not limited to:

(i) the filing with and receipt of no objections from Nasdaq, LLC of the Company’s Listing of Additional Shares Notification;

(ii) Board of Director and Shareholder approval;

(iii) the filing of a Preliminary Information Statement on Schedule 14C with the SEC and clearance of all SEC comments on such filing; and

(iv) the filing and distribution to all shareholders and waiting period thereafter of a Definitive Information Statement on Schedule 14C as required by SEC rules.

(b) No statute, rule, regulation, executive order, decree, ruling, or injunction shall have been enacted, entered, promulgated, or endorsed by any court or Governmental Authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.

(c) Trading in the Common Stock shall not have been suspended by the SEC or any Principal Trading Market (except for any suspensions of trading of not more than one trading day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement.

8.2 Conditions Precedent to Company’s Obligations to Sell. The obligation of the Company hereunder to issue and sell the Shares to each Investor at each Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, in addition to the conditions precedent set forth in Section 8.1, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a) Each Investor’s representations and warranties shall be true and correct in all material respects (except to the extent that any of such representations and warranties are already qualified as to materiality in Article V above, in which case, such representations and warranties shall be true and correct in all respects without further qualification) as of the date when made and as of the applicable Closing Date as though made at that time (except for representations and warranties that speak as of a specific date in which case they shall be accurate in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) as of such date), and each Investor shall have performed, satisfied, and complied in all material respects with the covenants, agreements, and conditions required by this Agreement to be performed, satisfied, or complied with by each Investor at or prior to the applicable Closing Date.

(b) Each Investor shall have delivered the items set forth in Section 4.4(b).

(c) Each Investor shall have delivered to the Company an executed Investor Representation Letter substantially in the form attached hereto as Exhibit A.

8.3 Conditions Precedent to Each Investor’s Obligations to Purchase. The obligation of each Investor hereunder to purchase the Shares at the Closings is subject to the satisfaction, at or before each Closing Date, of each of the following conditions, in addition to the conditions precedent set forth in Section 8.1, provided that these conditions are for each Investor’s sole benefit and may be waived by each Investor at any time in their sole discretion:

(a) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties are already qualified as to materiality in Article VI above, in which case, such representations and warranties shall be true and correct in all respects without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date in which case they shall be accurate in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) as of such date), and the Company shall have performed, satisfied, and complied in all material respects with the covenants, agreements, and conditions required by this Agreement to be performed, satisfied, or complied with by the Company at or prior to the applicable Closing Date.

(b) No event shall have occurred which could reasonably be expected to result in a Material Adverse Effect.

(c) The Company shall have delivered the items set forth in Section 4.4(a).

ARTICLE IX
TERMINATION

The obligations of the Company, on one hand, and the Investors, on the other hand, to effect a Closing shall terminate as follows: (i) upon the mutual written consent of the Company and the Investor; or (ii) by either the Company or any Investor (with respect to each respectively only) if the other party breaches any of its representations, warranties, covenants, or agreements contained in this Agreement or the other Transaction Documents, provided that the terminating party has not breached the Agreement and other Transaction Documents. Nothing in this Article IX shall release any party from any liability for breach by such party of the terms and provisions of this Agreement.

ARTICLE X
INDEMNIFICATION

10.1 Survival. The representations and warranties contained herein shall survive the Closings and the delivery of the Shares.

10.2 Indemnification by Investor. Subject to the other terms and conditions of this Article X, from and after the Closings, the Investors shall indemnify the Company and its directors, officers, shareholders, members, partners, employees, and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Company, if any (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners, or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons

(together with the Investor Party, an “Indemnified Party”) harmless from any and all losses, liabilities, obligations, claims against, and shall hold the Company or the applicable party harmless from and against, any and all Losses incurred or sustained by, or imposed upon, the Company or the applicable party based upon, arising out of or with respect to:

(a) any inaccuracy in or breach of any of the representations or warranties of an Investor contained in this Agreement; or

(b) any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by an Investor pursuant to this Agreement.

10.3 Certain Limitations. The indemnification provided for in Sections 10.2 shall be subject to the following limitations:

(a) Payments pursuant to this Article X in respect of any Loss shall be limited to the amount of any liability or damage that remains after deducting therefrom any insurance proceeds and any indemnity, contribution, or other similar payment received or reasonably expected to be received by the indemnified party in respect of any such claim. The indemnified party shall use its commercially reasonable efforts to recover under insurance policies or indemnity, contribution, or other similar agreements for any Losses prior to seeking indemnification under this Agreement.

(b) The Indemnified Party shall take all reasonable steps to mitigate any Loss upon becoming aware of any event or circumstance that would be reasonably expected to, or does, give rise thereto, including incurring costs only to the minimum extent necessary to remedy the breach that gives rise to such Loss.

ARTICLE XI
MISCELLANEOUS

11.1 Notices. All notices of request, demand, and other communications hereunder shall be addressed to the parties hereto as follows, unless the address is changed by the party by like notice given to the other parties:

If to Company, to:	Reborn Coffee, Inc. 580 N. Berry Street Brea, CA 92821 Attn: Jay Kim, Co-Chief Executive Officer Jung Jae Lim, Co-Chief Executive Officer Email: jay@reborncoffee.com, onejjlim77@gmail.com
If to each Investor:	To each Investor based on the information set forth on the signature page to this Agreement attached hereto

Notice shall be in writing and shall be deemed delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid, and properly addressed to the address below, then five Business Days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if mailed by Federal Express, United Parcel Service (UPS), or other nationally recognized overnight courier service, next business morning delivery, then one Business Day after deposit of same in a regularly maintained receptacle of such overnight courier; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., Pacific time, on a Business Day. Any notice hand delivered after 5:00 p.m., Pacific time, shall be deemed delivered on the following Business Day. Notwithstanding the foregoing, notice, consents, waivers, or other communications referred to in this Agreement may be sent by facsimile, e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation) that the notice has been received by the other party.

11.2 Entire Agreement. This Agreement, including the Exhibits attached hereto and the documents delivered pursuant hereto, set forth all the promises, covenants, agreements, conditions, and understandings between the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior and contemporaneous agreements, understandings, inducements, or conditions, expressed or implied, oral or written, except as contained herein; provided, however, except as explicitly stated herein, nothing contained in this Agreement shall (or shall be deemed to) (i) have any effect on any agreements each Investor has entered into with, or any instruments each Investor has received from, the Company prior to the date hereof with respect to any prior investment made by each Investor in the Company or

(ii) waive, alter, modify, or amend in any respect any Obligations of the Company, or any rights of or benefits to each Investor or any other Person, in any agreement entered into prior to the date hereof between or among the Company and each Investor, or any instruments each Investor received from the Company prior to the date hereof, and all such agreements and instruments shall continue in full force and effect.

11.3 Successors and Assigns. This Agreement, and any and all rights, duties, and Obligations hereunder, shall not be assigned, transferred, delegated, or sublicensed by the Company without the prior written consent of each Investor. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

11.4 Binding Effect. This Agreement shall be binding upon the parties hereto, their respective successors and permitted assigns.

11.5 Amendment. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Investor.

11.6 Execution. This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Agreement, and same shall become effective when counterparts have been signed by each party hereto and each party has delivered its signed counterpart to the other party. A digital reproduction, portable document format (“.pdf”) or other reproduction of this Agreement may be executed by one or more parties and delivered by such party by electronic signature (including signature via DocuSign or similar services), electronic mail, or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding, and effective for all purposes.

11.7 Headings. The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Agreement.

11.8 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation, and performance of this Agreement shall be governed by, the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action, or proceeding by mailing a copy thereof to the Company at the address set forth on the signature page to this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of Orange, State of California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action, or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action, or proceeding is brought in an inconvenient forum or that the venue of such suit, action, or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude each Investor from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to each Investor, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of each Investor. THE COMPANY AND EACH INVESTOR HEREBY IRREVOCABLY WAIVE ANY RIGHT THEY MAY HAVE TO, AND AGREE NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

11.9 Further Assurances. The parties hereto will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement.

11.10 Joint Preparation. The preparation of this Agreement has been a joint effort of the parties hereto and the resulting documents shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than the other.

11.11 Severability. If any one of the provisions contained in this Agreement, for any reason, shall be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and this Agreement shall remain in full force and effect and be construed as if the invalid, illegal or unenforceable provision had never been contained herein.

11.12 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

11.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Reborn Coffee, Inc.

By:
Name:	Jay Kim
Title:	Co-Chief Executive Officer
By:
Name:	Jung Jae Lim
Title:	Co-Chief Executive Officer

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor: __________________________________________________________________________
Signature of Authorized Signatory of Investor: ____________________________________________________
Name of Authorized Signatory: ________________________________________________________________
Title of Authorized Signatory: _________________________________________________________________
Email Address of Authorized Signatory: _________________________________________________________
Address for Notice to Investor: ________________________________________________________________
Address for Delivery of Shares to Investor (if not same as address for notice): ___________________________
__________________________________________________________________________________________
Investment Amount: _________________________________________________________________________
Number of Shares: __________________________________________________________________________

Exhibit A

Investor Representation Letter

[Date], 2026

Reborn Coffee, Inc.

580 N. Berry Street

Brea, CA 92821

Re: Purchase of Securities of Reborn Coffee, Inc.

Ladies and Gentlemen:

This Investor Representation Letter (this “Letter”) is delivered by the undersigned (the “Investor”) in connection with the purchase by the Investor of certain securities (the “Securities”) of Reborn Coffee, Inc., a Delaware corporation (the “Company”), pursuant to that certain Securities Purchase Agreement dated as of [date], 2026 (the “SPA”). Capitalized terms used but not otherwise defined herein have the meanings given to them in the SPA.

The Investor hereby represents, warrants, and agrees as follows:

a. Independent Decision. The Investor has made their investment decision independently and without reliance upon any communication, advice, information or recommendation by the Company, any of its affiliates or any of their respective directors, officers, employees, representatives or agents.

b. Not Acting in Concert. The Investor is acting solely for their own account in entering into the SPA and is not acting in concert with the Company or any other investor or with any other person in connection with the offer, sale or distribution of the Securities. The Investor has not entered into any agreement, understanding or arrangement, directly or indirectly, with the Company or any affiliate of the Company or any other investor to resell, distribute, transfer or otherwise dispose of the Securities.

c. No Affiliate or Control Relationship. The Investor is not an “affiliate” (as defined in Rule 405 under the Securities Act) of the Company, does not control, and is not controlled by or under common control with, the Company. The Investor has no current intention to become such an affiliate or to participate in the management, operations, or control of the Company.

d. Investment Intent. The Securities are being acquired for the Investor’s own account and not with a view to, or for resale in connection with, any distribution thereof in violation of the Securities Act or any applicable securities laws.

e. Independent Advice. The Investor has obtained independent legal, tax, accounting and financial advice as it has deemed necessary and acknowledges that the Company has not provided and is not in the position to provide any such advice.

f. Reliance. The Investor understands that the Company and its counsel are relying upon the truth and accuracy of the foregoing representations in connection with the Company’s compliance with the Securities Act and the regulations and rules, including applicable exemptions, promulgated under the Securities Act.

IN WITNESS WHEREOF, the undersigned has executed this Investor Representation Letter as of the date first written above.

INVESTOR:

Name: _______________________________
By: _________________________________
Title: ________________________________
Address: _____________________________
_____________________________________